EXHIBIT 10.16


                                CH2M HILL COMPANIES
                            ASSIGNMENT AND ACCEPTANCE

     Reference is made to the $100,000,000 Senior Unsecured Revolving Credit Agreement ("Credit Agreement") by and between CH2M Hill Companies, Ltd., an Oregon corporation, CH2M Hill, Inc., a Florida corporation, Operations Management International, Inc., a Delaware corporation, and CH2M Hill Industrial Design Corporation, an Oregon corporation, (each a "Borrower" and collectively, "Borrowers"), the Lenders (as defined in the Credit Agreement), and Wells Fargo Bank, National Association, as agent for itself and the other Lenders (in such capacity, the "Agent") which is dated as of June 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning.

     The undersigned "Assignor" and the "Assignee" agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee, the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 hereto (which is incorporated herein by reference) of all outstanding rights and obligations under the Credit Agreement. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Advances owing to the Assignee will be as set forth on Schedule 1 hereto.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, the Credit Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers and their Subsidiaries or the performance or observance by the Borrowers or any of their Subsidiaries of any of its obligations under any Credit Document or any other instrument or document furnished pursuant hereto; and (iv) attaches the Note or Notes held by the Assignor and requests that the Agent exchange such Note or Notes for a new Note of Notes payable (a) to the order of the Assignee in an amount equal to the Commitment assumed and portion of the Loan acquired (as applicable) by the Assignee pursuant hereto, and
     (b) to the extent that any Commitment or portion of the Loan has been retained by the Assignor, to the order of the Assignor in an amount equal to the Commitment and portion of the Loan retained (as applicable) by the Assignor under the Credit Agreement, in each case as specified on
     Schedule 1 hereto.

     3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 9.3 thereof and such other documents and information as it has deemed appropriate to make it own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Documents as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender.

     4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent along with the processing and recordation fee required to be paid by the Assignee under the Credit Agreement. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Agent, unless otherwise specified on Schedule 1 hereto.

     5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of the Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments or principal, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make any and all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

     7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Colorado.

     8. This Assignment and Acceptance may be executed in any number of counterparts and by difference parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.


     Executed as of the 30th day of September , 2000.


                              ASSIGNOR:

                              UNION BANK OF CALIFORNIA, N.A.

                              By:_______________________________

                              Name:_____________________________

                              Title:____________________________


                              ASSIGNEE:

                              THE BANK OF TOKYO MITSUBISHI, Ltd.

                              By:_______________________________

                              Name:_____________________________

                              Title:_____________________________

                              Address:

                              ___________________________________

                              ___________________________________

                              ___________________________________


The foregoing Assignment and Acceptance is accepted this 30th day of September, 2000.


WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By:_______________________________________

Name:_____________________________________

Title:____________________________________


The foregoing Assignment and Acceptance is approved this 30th day
September, 2000.

CH2M HILL COMPANIES, LTD.

By:_______________________________________

Name:_____________________________________

Title:____________________________________



CH2M HILL, INC.

By:_______________________________________

Name:_____________________________________

Title:____________________________________


OPERATIONS MANAGEMENT INTERNATIONAL, INC.

By:_______________________________________

Name:_____________________________________

Title:____________________________________


CH2M HILL INDUSTRIAL DESIGN CORPORATION

By:_______________________________________

Name:_____________________________________

Title:____________________________________



                                 SCHEDULE 1

                                     To

                           ASSIGNMENT AND ACCEPTANCE


Percentage interest assigned:                         20%
                                                   _____________

Assignee's Commitment                              $20,000,000
                                                   _____________

Aggregate outstanding principal amount of
Revolving Credit
Loans assigned:                                    _____________


Aggregate outstanding principal amount of Swing
Line Loans
Assigned:                                             0%
                                                   _____________

Principal amount of Revolving Credit Note
payable to Assignee:                               _____________

Principal amount of Revolving Credit Note
Payable to Assignor:                               _____________


Principal amount of Swing Line Note payable
to Assignee:                                         $0
                                                   _____________

Principal amount of Swing Line Note payable
to Assignor:                                         $0
                                                   _____________

Effective Date (if other than date of
acceptance of Agent):                              _____________